Schedule of Investments
March 31, 2020 (unaudited)
NorthQuest Capital Fund, Inc.

	Shares or Principal
Security Description		Fair Value ($)(1)

Common Stocks - 96.90%

Electronic Computers - 7.46%
Apple, Inc.	1,200	305,148

General Industrial Machinery & Equipment - 4.94%
Zebra Technologies Corp. (2)	1,100	201,960

Guided Missiles & Space Vehicles & Parts - 4.15%
Lockheed Martin Corp.	500	169,475

Insurance Agents, Brokers & Services - 3.79%
Gallagher Arthur J & Co.	1,900	154,869

Orthopedic, Prosthetic & Surgical Appliances & Supplies- 5.08%
Edwards Lifesciences Corp. (2)	1,100	207,482

Pharmaceutical Preparations - 4.32%
Zoetis, Inc. Class A	1,500	176,535

Railroads, Line-Haul Operating - 4.83%
Union Pacific Corp.	1,400	197,456

Retail-Auto & Home Supply Stores - 3.68%
O'Reilly Automotive, Inc. (2)	500	150,525

Retail-Building Materials, Hardware, Garden Supply- 4.50%
Sherwin-Williams Co.	400	183,808

Retail-Catalog & Mail-Order Houses - 5.33%
Amazon.Com, Inc. (2)	40	77,989
CDW Corp.	1,500	139,905

		217,894

Retail-Lumber & Other Building Materials Dealers - 4.57%
Home Depot, Inc.	1,000	186,710

Security & Commodity Brokers, Dealers, Exchanges & Services - 4.35%
Intercontinental Exchange, Inc.	2,200	177,650

Semiconductors & Related Devices - 3.98%
Microchip Technology, Inc.	2,400	162,720

Services-Business Services, NEC - 6.50%
MasterCard, Inc. Class A	1,100	265,716

Services-Computer Processing & Data Preparations- 4.65%
Fiserv, Inc. (2)	2,000	189,980

Services-Consumer Credit Reporting, Collection Agencies - 6.59%
S&P Global, Inc.	1,100	269,555

Services-Prepackaged Software - 3.89%
Adobe, Inc. (2)	500	159,120

Services-To Dwellings & Other Buildings - 3.54%
Rollins, Inc.	4,000	144,560

Surgical & Medical Instruments & Apparatus - 6.92%
Stryker Corp.	1,700	283,033

Wholesale-Misc Durable Goods- 3.85%
Pool Corp.	800	157,416

Total Common Stocks	(Cost $ 2,864,520)	3,961,612

Short-Term Invesments - 3.18%

Huntington Conservative Deposit Account, 0.41% (3)	130,052	130,052

Total Short Term Investments	(Cost $ 130,052)	130,052

Total Investments - 100.08%	(Cost $ 2,994,573)	4,091,664

Liabilities in Excess of Other Assets - (0.08%)		(3,468)

Total Net Assets - 100.00%		4,088,196

(1) Statement on Financial Accounting Standard No. 157 "Fair Value Measurements" - Various inputs are used in determining the value of the Fund's investments.
These inputs are summarized in the three broad levels listed below.
• Level 1 - quoted prices in active markets for identical securities
• Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund's assets carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments
Level 1 - Quoted Prices	$4,091,664	$-
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$4,091,664	$-

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(2) Represents non-income producing securities.
(3) Variable rate security; the coupon rate shown represents the yield at March 31, 2020.